4th Quarter 2014
Earnings Conference Call

January 27, 2015



Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, cash production costs per barrel of oil equivalent (BOE), operating cash flows, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold, molybdenum, cobalt, oil and gas price changes, the impact of derivative positions, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, debt reduction and share purchases. The words "anticipates," "may," "can," "plans," "believes," "potential," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of FCX's Board and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and its actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, drilling results, the outcome of ongoing discussions with the Indonesian government regarding an amendment to PT-FI's Contract of Work, PT-FI's ability to obtain renewal of its export license after July 25, 2015, the potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, weather- and climate-related risks, labor relations, environmental risks, litigation results, and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2013, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions on which FCX's forward-looking statements are based are likely to change after its forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may or may not be able to control. Further, FCX may make changes to its business plans that could or will affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in FCX's assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material not included in proven and probable mineral reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

The SEC requires companies with significant oil and gas producing activities to disclose, in their filings with the SEC, proved oil and gas reserves that have been demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC also permits the disclosure of probable and possible oil and gas reserves, as such terms are defined by the SEC. FCX uses certain phrases and terms in this presentation, such as "net unrisked resource potential," "net resource potential" and "gross unrisked resource potential," which the SEC's rules prohibit FCX from including in its filings with the SEC. "Net unrisked resource potential," "net resource potential" and "gross unrisked resource potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and is therefore not indicative of expected future resource recovery and should not be relied upon.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum, oil and gas realized revenues, cash production costs, cash operating margin and Adjusted EBITDA, which are not recognized under generally accepted accounting principles in the U.S. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 4Q 2014 press release, which are available on FCX's website, "www.fcx.com."

4Q14 Highlights

- **Advanced Important Projects for Profitable Future Growth**
  - Morenci Expansion – Expected to Reach Full Rates in 1Q15
  - Cerro Verde Expansion – More than 50% Complete – 2016 Startup
  - Lucius (GOM) – Achieved 1st Oil in January 2015
  - Highlander (Onshore South LA) – Successful Production Test
  - Power Nap/Holstein Deep (GOM) – Positive Drilling Results
- **Completed Sale of Candelaria/Ojos del Salado Mining Interests**
- **Completed $3 Billion Senior Notes Offering with Use of Proceeds:**
  - Repay Essentially All 2015 Maturities
  - Fund December 2014 Tender Offer for High Coupon Debt Retirement
- **Taking Aggressive Actions in Response to Weak Market Conditions**
  - $1.5 Billion Reduction in 2015 Capital Expenditures
    - 34% Decrease in Oil & Gas CAPEX
- **Initiated Process to Obtain Third Party Funding for GOM Development**

Financial Highlights

Sales Data	4Q14	2014
Copper		
Consolidated Volumes (mm lbs)	972	3,888
Average Realization (per lb)	$2.95	$3.09
Site Production & Delivery Unit Costs (per lb)	$1.87	$1.90
Unit Net Cash Costs (per lb) (1)	$1.47	$1.51
Gold		
Consolidated Volumes (000's ozs)	377	1,248
Average Realization (per oz)	$1,193	$1,231
Oil Equivalents		
Consolidated Volumes (MMBOE)	12.1	56.8
Realized Revenues (per BOE) (2)	$59.95	$71.83
Cash Production Costs (per BOE)	$21.93	$20.08

Financial Results *(in billions, except per share amounts)*	4Q14	2014
Revenues	$5.2	$21.4
Net Loss Attributable to Common Stock (3)	$(2.9)	$(1.3)
Diluted Net Loss Per Share (3)	$(2.75)	$(1.26)
Operating Cash Flows (4)	$1.1	$5.6
Capital Expenditures	$1.8	$7.2
Total Debt	$19.0	$19.0
Consolidated Cash	$0.5	$0.5

(1) Includes 5¢/lb in 4Q14 and 3¢/lb in 2014 for export duties and increased royalty rates at PT-FI.
(2) Realized revenues per BOE exclude noncash mark-to-market adjustments on oil and gas derivative contracts.
(3) Includes net charges of $3.1 bn ($3.00/share) in 4Q14 and $3.3 bn ($3.22/share) in 2014, primarily comprised of amounts associated with a reduction in the carrying values of oil and gas properties pursuant to full cost accounting rules and goodwill impairment charges, partly offset by net noncash mark-to-market gains on oil and gas derivative contracts and a net gain from the sale of the Candelaria and Ojos del Salado mining operation. See slide 44 for additional details.
(4) Includes working capital sources (uses) and changes in other tax payments of $67 mm in 4Q14 and $(632) mm in 2014.

FREEPORT-McMoRan

STRENGTH IN RESOURCES

Business Update

Copper Business

- Cerro Verde Project on Track for Completion by Year-end 2015
- Tenke and Morenci Completed
- Near-term Volumes Increasing
- Capital Expenditures Declining
- Substantial Free Cash Flow Beyond 2015

LME Copper Price per Pound & FCX Stock Price



Source: Bloomberg
$60
$45
$30
$15
$0
500
400
300
200
100
FCX Stock Price
Cents Per Pound
1.0 mm tonnes
Global Exchange Stocks
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15

Oil & Gas Business

- Continued Strong Operational Performance
- Substantial Resources Identified
- Significant Lower Risk Development Opportunities
- Reducing Spending and Deferring Growth in Response to Market Conditions
- Pursuing 3rd Party Funding to Achieve Corporate Cash Flow & Value Creation Objectives

Brent and HLS Pricing per Bbl



$150
$125
$100
$75
$50
$25
$0
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15

Protecting the Balance Sheet

Actions to Date

- Completed $5 Bn in Asset Sales ($4.3 Bn Net of Tax)
- Significant Reduction in Capital Budget
- 4Q14 Financings – Prepaid 2015 Maturities & Higher Coupon Debt

---

Current Initiatives

- Ongoing Assessment of Markets/Further Steps to Reduce Spending
- GOM Development Partners
- Bank Covenant Flexibility
- Partner Arrangements for Indonesian Smelter

Ongoing Considerations

- Additional Divestment Transactions
- Other Actions as Required

2015 Capital & Other Cost Reductions/Deferrals

CAPEX Reductions


Oil & Gas
$1.2
Mining
$0.3

$1.5 Billion

Operating & Other Costs


Mining Cost Reductions (energy)
$0.4
Minerals Exploration
$0.1

$0.5 Billion

Strength in Assets

- Long-lived Reserves
- Diverse Portfolio of High Quality, World Scale Copper Assets
- Strategic GOM Oil Position with Existing Infrastructure
- Valuable Resource Potential

Copper (Bn lbs)


104
103
100+
Reserves (1)
(recoverable copper)
Mineralized Material (2)
(contained copper)
Additional Resource Potential

Oil Equivalents (3) (MMBOE)


638
~11,000
Proved & Probable Reserves
Additional Unrisked Resource Potential

(1) *Preliminary estimate of recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 83 billion pounds net to FCX's interest.*

(2) *Preliminary estimate of consolidated contained copper resources using a long-term copper price of $2.20/lb.* ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

(3) *SEC year-end 2014 proved (390 MMBOE) and probable (248 MMBOE) reserves. See slide 41 for SEC pricing. Resource potential includes unrisked development and exploration potential.*

Copper Market Commentary

- Impact of Commodity Trading Activities
- Global Macroeconomic Demand Uncertainty
- China – Addressing Slowing Growth Rate with Economic Stimulus
- U.S. Growing at Moderate Rate
- Supply Side Challenges Persist
  - Forecasts for Large Market Surpluses Have Not Materialized
  - Exchange Stocks Rising But Remain Historically Low
  - New Projects Facing Delays
  - Production Interruptions
  - Falling Grades
  - CAPEX Reductions
- Price Impacts on Scrap Market
- Positive Long-term Fundamentals

Copper Markets – Long-term Fundamentals Support Positive Outlook

- Assuming 2.5% Global Growth Over Next 10 Years, Copper Market Expected to Grow by +7.6 mm tonnes (28%)
- Over Same Period, Production from Existing Mines Expected to Decline by 3.1 mm tonnes (17%)
- 10.7 mm tonnes Shortfall Will Need to be Made Up by Expansions and New Projects
- In 2014, Top 10 Mines in the World Estimated to Produce Less than 5 mm tonnes per Annum

Total Copper Consumption


40
30
20
10
0
Cu in mm tonnes
+5.2 mm
23%
+7.6 mm
28%
Mature Markets
Emerging Markets
China
2004
2014 e
2024 e

Base Mine Production Excluding Expansions


20
15
10
5
0
Cu in mm tonnes
+3.7 mm
25%
(3.1 mm)
(17%)
2004
2014e
2024e

Source: WoodMackenzie

4Q 2014 Mining Operating Summary

4Q14 Unit Production Costs

Cash Unit Costs *(per pound of copper)*	North America	South America	Indonesia	Africa	Consolidated
Site Production & Delivery	$1.81	$1.68	$2.37	$1.69	$1.87
By-Product Credits	(0.21)	(0.14)	(2.46)	(0.38)	(0.63)
Treatment Charges	0.14	0.16	0.27	-	0.15
Royalties & Export Duties	-	0.01	0.40	0.06	0.08
Unit Net Cash Costs	$1.74	$1.71	$0.58(1)	$1.37	$1.47(1)

Sales From Mines for 4Q14 & 4Q13 by Region


North America
434
334
21(2)
22(2)
Cu
mm lbs
Mo
mm lbs
4Q14 4Q13 4Q14 4Q13
South America(3)
247
402
4Q14 4Q13
Indonesia(4)
180
292
366
476
Au
000 ozs
4Q14 4Q13 4Q14 4Q13
Africa(5)
111
112
4Q14 4Q13

(1) Indonesia and consolidated 4Q 2014 unit costs include 28¢/lb and 5¢/lb, respectively, for export duties and increased royalty rates at PT-FI.
(2) Includes 3 mm lbs in 4Q14 and 5 mm lb in 4Q13 from South America.
(3) 4Q14 copper sales are lower than year ago period primarily reflecting the sale of Candelaria and anticipated lower grades at Cerro Verde. Gold sales totaled 8k ozs in 4Q14 and 34k ozs in 4Q13. Silver sales totaled 633k ozs in 4Q14 and 1.5mm ozs in 4Q13.
(4) Silver sales totaled 623k ozs in 4Q14 and 1.1mm ozs in 4Q13.
(5) Cobalt sales totaled 7 mm lbs in 4Q14 and 8 mm lbs in 4Q13.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 4Q14 press release, which is available on FCX's website.

Cerro Verde Mill Expansion

- Detailed engineering & major procurement activities complete
- To become world's largest concentrating facility
- Construction advancing on schedule & more than 50% complete
- Completion expected in late 2015
- Expected to add 600 mm lbs of Cu per annum
- $4.6 billion project; $3.1 billion incurred to-date*


HPGR & Secondary Crushing Plant


Flotation


Concentrator Site Works


Grinding
Fine Ore Bins

* as of 12/31/2014

Indonesian Matters

- Engaged in Active Discussions with Government to Amend COW
  - Positive Long-term Partnership
  - Economic Engine for Development of Papua
  - Operations Provide Significant Benefits to Indonesian Economy
  - All Rights Under COW to Continue Until Agreed Amendment
  - Negotiations to Take Into Consideration PT-FI's Requirement for Assurance of Legal and Fiscal Terms to Support Major Investments
- MOU Extended to July 2015
- Export License Approval
- Advancing Plans for New Smelter in Parallel with COW Amendment

Financial Benefits Breakdown


GOI
60%
FCX
40%

(2007-2014)

~$18 Billion

Grasberg BC & DMLZ Underground Mine Development

- **Completed development on access to underground ore bodies**
- **Completed 123 km of development in Grasberg BC & 90 km in DMLZ**
- **Key development activities include work on ore flow systems & Grasberg BC shaft**
- **Development capital* of $2.9 bn spent to-date ($2.3 bn net to PT-FI)**
- **PT-FI's share of UG development expected to average $0.7 bn/year over next five years**



Grasberg BC Service Shaft at the 2,500 meter elevation


Deep MLZ
Average Grade**
0.8% Cu
& 0.7 g/t Au
Grasberg BC
Average Grade**
1% Cu
& 0.8 g/t Au
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
LEGEND
Initial Development
First Production Ore
Ramp-up
Full Rates

* *Initial development capital spend through achievement of full rates*

** *Ore grades in first 10 years expected to be higher than life-of-mine average; PT-FI's share of production expected to average 1.2 billion lbs Cu & 1.4 million ozs Au per annum between 2018-2021*

Brownfield Development Studies

El Abra

- Large sulfide resource >0.4% Cu supports 260 mt/d mill
- Potential incremental production ~750 mm lbs Cu year
- Advancing studies & options for water, tailings, power

Bagdad

- Large sulfide resource ~0.3% Cu
- Resource supports potential to more than double mill capacity*
- Potential incremental production ~150+ mm lbs Cu/year

Tenke Fungurume

- Massive high grade mixed ore & sulfide resource
- Advancing metallurgical studies for mixed ores
- Modular mills/roasting capacity could be scaled over time

Safford/Lone Star

- Lone Star oxides (~0.45% Cu) to extend life of Safford
- Leverage existing infrastructure to support 240 mm lbs Cu/year
- Oxide project would advance opportunity for development of major sulfide resource in district

Others include: Morenci mega-mill and other US sulfide developments

** current mill capacity at Bagdad is 80K st/d*

2014 FM O&G Highlights

2014 FM O&G Financial Highlights *($ in billions)*	
Realized Revenues	$4.1
Cash Operating Margin	$2.9
Sales (MMBOE)	56.8

- **Continued Strong Operational Performance**
- **Positioned Portfolio for Long-Term Growth in Deepwater GOM**

Successful Drilling Results
- Holstein Deep
- Dorado
- King
- Power Nap

Added High Quality Oil Development Projects
- Lucius (Increased Ownership)
- Heidelberg
- Vito Basin

- **ILT – Significant Discovery/Flow Test at Highlander**
- **California – Drilled 177 Wells with a 100% Success Rate**

FREEPORT-McMoRAN

STRENGTH IN RESOURCES

Oil Market Commentary


Brent and HLS Pricing per Bbl
$150
$125
$100
$75
$50
$25
$0
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11
Jan-13
Jan-15

($/bbl except differentials)	2013*	4Q14	2014
Brent Average	$109	$77	$99
HLS Average	$107	$75	$96
Realization before Hedges	$100	$70	$93
Differential to Brent	92%	91%	93%
Realization after Hedges	$98	$78	$90

Source: Bloomberg

** 2013 realizations are for period June 1, 2013 through December 31, 2013.*

4Q 2014 Oil & Gas Operating Summary & 2015 Oil Hedge Positions

4Q 2014 Highlights

- Continued Steady Production Performance from California
- Completed Maintenance at Marlin in Deepwater GOM
- Sales: 12.1 MMBOE
  - Slightly Above October Estimate
  - ~90% of O&G Revenues from Oil/NGLs
- Cash Operating Margin: $0.5 Billion
  - $38/BOE Margin Consolidated
  - $43/BOE Margin in GOM
- $64 Million Net Hedging Realizations

4Q 2014 Margin Contribution


GOM
70%
California
25%
Other
5%

2015 Oil Puts Indexed to Brent


Unhedged
18%
84 MBbls/d
$90 Floor
$70 Limit

NOTE: Cash operating margin reflects realized revenues less cash production costs

Responding to Market Conditions

- Significant Reduction in Capital Budget
  - 2015 Reduced by $1.2 Billion (~34%)
  - 2016 Reduced by $1.7 Billion (~43%)
  - Defer Discretionary Spending
- Focus on Highest Priority Projects (80% in GOM)
- Slow Growth/Preserve Resource Value for Future
- Leverage Past Exploration Successes Through 3rd Party Development Funding Arrangements

Lucius Case Study

- **FM O&G Acquired Rights in September 2009 (Oil was ~$70/bbl)**
- **Discovery Well Drilled by Operator in December 2009**
- **Identified +300 MMBOE Resource Potential**
- **FM O&G Arranged Funding For its Share of Development in November 2011**
  - **$450 MM 8% Convertible Preferred (20% Equity Interest)**
  - **$300 MM Bank Revolver**
- **Other Partners Completed Carry Financings in 2012**
- **Commenced Production in January 2015**


875
876
918
919
920
Lucius
962
963
964
Lucius Structure Map


Lucius Truss Spar

Deepwater GOM Progress Report

Positive Drilling Results

Holstein Deep

- 1st Delineation Well Logged 234′ of net oil pay
- 2nd Delineation Well Currently Drilling; 3rd Well Planned
- Increased Resource Potential to over 250 MMBOE

Power Nap

- Exploration Well Encountered Multiple Sub-Salt Miocene Sands
- Preparing Sidetrack to Delineate Reservoir
- Located in Vito Basin

Advanced Major Development Projects

Lucius

- Achieved First Oil in January 2015
- Ramping Up to Capacity of 80 MBbls/d

Heidelberg

- Topsides Module More than 70% Complete
- Development Drilling in Progress
- On Track for First Production in 2016

Vito

- Significant Oil Resource
- Development Options Under Evaluation

Progressed Exploitation Drilling

Dorado

- Three Well Program
- Initial Well Expected to Commence Production in 2Q 2015

King

- Logged 71′ of Net Gas Pay
- Sidetracking to Pursue an Optimum Oil Take

KOQV

- Expected to Commence Drilling in Mid-2015

Inboard Lower Tertiary/ Cretaceous Update



Highlander Flow Test

Status Report

Highlander

- Successful Flow Test of Tuscaloosa sands in December 2014
  - 43.5 MMcf/d on 22/64th Choke
  - Flowing Tubing Pressure of 11,880 PSI
- First production expected in 1Q15
- Second Well Location Identified – Future Plans Pending Review of Well Performance

Farthest Gate West

- Drilling below 18,500'
- Proposed Total Depth of 24,000'
- Targeting Paleogene Objectives

In response to current O&G market conditions, other ILT activities have been deferred.

2015e Outlook

Sales Outlook

- Copper: 4.3 Billion lbs.
- Gold: 1.3 Million ozs.
- Molybdenum: 95 Million lbs.
- Oil Equivalents(1): 55.5 MMBOE (~70% Oil)

Unit Cost

- $1.53/lb(2) of Copper
- $18/BOE

Operating Cash Flows (3)

- ~$4 Billion (@$2.60/lb Copper for 2015)
- Each 10¢/lb Change in Copper in 2015 = $315 Million

Capital Expenditures

- $6 Billion
  - $3.7 Billion for Mining
  - $2.3 Billion for Oil & Gas

(1) Includes 37.4 MMBbls of crude oil, 91.8 Bcf of natural gas and 2.7 MMBbls of NGLs.
(2) Assumes average prices of $1,300/oz gold and $9/lb molybdenum for 2015; 1Q 2015e net cash costs expected to approximate $1.72/lb.
(3) Includes $0.2 billion of working capital sources and changes in other tax payments. Assumes average prices of $1,300/oz gold, $9/lb molybdenum and $50/bbl for Brent crude oil for 2015; each $100/oz change in gold would have an approximate $80 mm impact, each $2.00/lb change in molybdenum would have an approximate $135 mm impact, and each $5/bbl change in oil would have an approximate $115 mm impact. At Brent crude oil prices approximating $50/bbl, FCX would receive a benefit of $20/bbl on 2015e volumes of 30.7 MMBbls before taking into account premiums of $6.89/bbl.

e = estimate. See Cautionary Statement.



Sales Profile

Copper Sales (billion lbs)


6
4
2
0
3.9
4.3
5.4
5.0
2014
2015e
2016e
2017e

Note: Consolidated copper sales include 715 mm lbs in 2014, 730 mm lbs in 2015e 1,070 mm lbs in 2016e, and 1,025 mm lbs in 2017e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)


3
2
1
0
1.25
1.3
1.9
2.5
2014
2015e
2016e
2017e

Note: Consolidated gold sales include 123k ozs in 2014, 120k ozs in 2015e, 170k ozs in 2016e and 230k ozs in 2017e for noncontrolling interest.

Molybdenum Sales (million lbs)


120
80
40
0
95
95
105
105
2014
2015e
2016e
2017e

Oil & Gas Sales (MMBOE)


60
40
20
0
56.8
55.5
56
57
2014
2015e
2016e
2017e

e = estimate. See Cautionary Statement.



2015e Quarterly Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
950
1,035
1,065
1,220
1Q15e
2Q15e
3Q15e
4Q15e

Note: Consolidated copper sales include approximately 165 mm lbs in 1Q15e, 170 mm lbs in 2Q15e, 175 mm lbs in 3Q15e and 220 mm lbs in 4Q15e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


400
300
200
100
0
225
380
330
350
1Q15e
2Q15e
3Q15e
4Q15e

Note: Consolidated gold sales include approximately 20k ozs in 1Q15e, 35k ozs in 2Q15e, 30k ozs in 3Q15e and 35k ozs in 4Q15e for noncontrolling interest.

Molybdenum Sales (million lbs)


30
20
10
0
23
25
24
23
1Q15e
2Q15e
3Q15e
4Q15e

Oil & Gas Sales (MMBOE)


20
15
10
5
0
13.1
14.6
14.1
13.7
1Q15e
2Q15e
3Q15e
4Q15e

e = estimate. See Cautionary Statement.

2014 and 2015e Sales by Region

2014 Sales by Region


North America
1,664
95(1)
Cu
mm lbs
Mo
mm lbs
South America
1,135
80
Au
k ozs
Indonesia
664
1.2
Au
mm ozs
Africa
425
30
Co
mm lbs

2015e Sales by Region


North America
1,930
95(1)
South America
935
Indonesia
960
1.3
Africa
445
32

(1) Includes molybdenum produced in South America.
Note: e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN

STRENGTH IN RESOURCES

2014 and 2015e Unit Production Costs by Region

2014

(per pound of copper)

	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery (1)	$1.85	$1.62	$2.76	$1.56	$1.90
By-product Credits	(0.24)	(0.22)	(2.25)	(0.48)	(0.60)
Treatment Charges	0.12	0.17	0.26	-	0.15
Royalties & Export Duties	-	0.01	0.29	0.07	0.06
Unit Net Cash Costs	$1.73	$1.58	$1.06 (2)	$1.15	$1.51 (2)

2015e

(per pound of copper)

	North America	South America	Indonesia*	Africa	Consolidated
Cash Unit Costs (3)					
Site Production & Delivery (1)	$1.72	$1.59	$2.27	$1.71	$1.81
By-product Credits	(0.17)	(0.07)	(1.75)	(0.46)	(0.53)
Treatment Charges	0.12	0.19	0.29	-	0.16
Royalties & Export Duties	-	0.01	0.38	0.06	0.09
Unit Net Cash Costs	$1.67	$1.70	$1.19 (4)	$1.31	$1.53 (4)

(1) Production costs include profit sharing in South America and severance taxes in North America.

(2) Indonesia and consolidated 2014 unit costs include 17¢/lb and 3¢/lb, respectively, for export duties and increased royalty rates at PT-FI.

(3) Estimates assume average prices of $2.60/lb for copper, $1,300/oz for gold, $9/lb for molybdenum and $13/lb for cobalt for 2015. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit consolidated net cash costs for 2015 would change by ~$0.015/lb for each $50/oz change in gold and $0.02/lb for each $2/lb change in molybdenum.

(4) Indonesia and consolidated 2015e unit costs include 22¢/lb and 6¢/lb, respectively, for export duties and increased royalty rates at PT-FI.

Note: e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA
($1,300 Gold, $10 Molybdenum & $65 Oil)


(US$ billions)
$15
$10
$5
$0
2016e/2017e Average
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

Average Operating Cash Flow (excluding Working Capital changes)
($1,300 Gold, $10 Molybdenum & $65 Oil)


(US$ billions)
$12
$8
$4
$0
2016e/2017e Average
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

Note: For 2016e/2017e average, each $50/oz change in gold approximates $100 million to EBITDA and $60 million to operating cash flow; each $1.00/lb change in molybdenum approximates $100 million to EBITDA and $80 million to operating cash flow; each $5.00/bbl change in oil approximates $145 million to EBITDA and $120 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

Sensitivities (US$ millions)

	2016e/2017e	
Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$500	$350
Molybdenum: +/- $1.00/lb	$100	$80
Gold: +/- $50/ounce	$100	$60
Oil Sales: +/- $5/bbl(1)	$190	$150
Oil Sales Net of Diesel Costs:(1,2) +/- $5/bbl	$145	$120
Natural Gas: +/- $0.50/Mcf	$35	$28
Currencies:(3) +/- 10%	$145	$100

(1) Oil sales sensitivity calculated using base Brent price assumption of $65/bbl in 2016 and 2017.
(2) Amounts are net of mining cost impacts of a $5/bbl change in oil prices.
(3) U.S. Dollar Exchange Rates: 610 Chilean peso, 12,000 Indonesian rupiah, $0.83 Australian dollar, $1.24 Euro, 3.00 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.
NOTE: Based on 2016e/2017e averages. Operating cash flow amounts exclude working capital changes. For 2015 sensitivities see footnote 3 on slide 23.
e = estimate. See Cautionary Statement.

Capital Expenditures (1)


(US$ billions)
$8
$6
$4
$2
$0
$7.2
Oil & Gas
3.2
Major Projects
2.9
Other Mining
1.1
TOTAL MINING
4.0
$6.0
2.3
2.5(2)
1.2
3.7
$5.1
2.3
1.7
1.1
2.8
$4.8
2.4
1.4
1.0
2.4
2014
2015e
2016e
2017e

(1) Capital expenditure estimates include projects in progress. Project spending will continue to be reviewed and revised subject to market conditions.
(2) Primarily includes Cerro Verde expansion and Grasberg underground development.
Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

Committed to Balance Sheet Management

Strong Track Record

- **Large Resource Base with Strong Cash Flows and Capital Discipline**
- **2014 Asset Sales**
  - ~$5 bn in Gross Proceeds ($4.3 bn net of tax and adjustments)
  - ~$2.9 bn net of Reinvestments
- **Increasing Volumes & Declining CAPEX Profile**
- **Pursuing O&G JVs and Other Third Party Transactions**
- **Taking Actions to be Responsive to Markets**

12/31/2014 Balances

($ in bns)


$18.7
$18.3
Total Debt*
Net Debt*

	Total Debt*	Net Debt*
Debt/EBITDA** (LTM PF)*	*2.6x***	*2.5x***

Average Interest Cost: 3.8%

** Excludes fair value adjustments of $226 mm*
*** Pro forma for the sale of Eagle Ford and Candelaria/Ojos assets.*

Key Priorities

- **Protect Balance Sheet & Liquidity**
- **Manage Operations and CAPEX to Maximize Cash Flow in Weak Market Environment**
- **Fund O&G Investments Within Cash Flows and 3rd Party Investments**
- **Complete Near-term Mining Projects**
- **Preserve Large Resource Base for Future**

Strong Track Record for Execution in Challenging Market Environments

Reference Slides



PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2015e-2022e

2015e – 2019e PT-FI Share
Total: 5.9 billion lbs copper
Annual Average: 1.2 billion lbs

2015e – 2019e PT-FI Share
Total: 8.0 million ozs gold
Annual Average: 1.6 million ozs

Copper, billion lbs
Gold, million ozs


1.0
1.3
1.4
1.9
1.3
2.5
1.0
1.0
1.2
1.3
1.2
1.6
2015e
2016e
2017e
2018e
2019e
2019e-2022e Annual Average

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.
e = estimate. Amounts are projections; see Cautionary Statement.

STRENGTH IN RESOURCES

PT Freeport Indonesia
Grasberg Minerals District

Life-of-Mine Production Sequencing*



Grasberg Open Pit
206mm mt
0.95% Cu & 1.06 g/t Au
DOZ
152mm mt
0.56% Cu & 0.73 g/t Au
Big Gossan
54mm mt
2.22% Cu & 0.97 g/t Au
Deep MLZ
526mm mt
0.83% Cu & 0.70 g/t Au
Grasberg UG
1,000mm mt
1.02% Cu & 0.78 g/t Au
Kucing Liar
420mm mt
1.24% Cu & 1.07 g/t Au
COW Term, including extensions
2014 2016 2018 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 2042



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N
Portals (at Ridge Camp)
Common Infrastructure 2,500 m elev

** aggregate reserves (tonnes and grades) at 12/31/2013*

Preliminary Reserves at 12/31/14

Consolidated Proven & Probable Reserves

	Copper billion lbs	Molybdenum billion lbs	Gold million ozs
Reserves @ 12/31/13 (1)	**111.2**	**3.26**	**31.3**
Divestiture*	(3.7)	--	(1.0)
Revisions	(0.1)	(0.05)	(0.6)
Production	(3.9)	(0.10)	(1.2)
Net change	(7.7)	(0.15)	(2.8)
Reserves @ 12/31/14 (1)	**103.5**	**3.11**	**28.5**
Reserves @ 12/31/06 (2)	**93.6**	**1.95**	**42.5**
Divestiture*	(3.7)	--	(1.0)
Additions/revisions**	44.9	1.78	(0.0)
Production	(31.3)	(0.62)	(13.0)
Net change	9.9	1.16	(14.0)
Reserves @ 12/31/14 (1)	**103.5**	**3.11**	**28.5**
* sale of Candelaria/Ojos			
** as % of production	143%	287%	0%

12/31/14 Copper Reserves by Geographical Region


North America 34%
South America 31%
Indonesia 28%
7%
Africa

(1) Long-term prices of $2/lb copper, $10/lb molybdenum, and $1,000/oz gold
(2) Long-term prices of ~$1/lb copper, $5/lb molybdenum, and $400/oz gold; reserves as of 12/31/06 are pro forma

Copper Reserves & Mineralized Material
as of 12/31/14

billion lbs of copper


104
at $2.00 Cu price
207
Mineralized Material (b)
(contained copper)
at $2.20 Cu price
Reserves
Reserves (a)
(recoverable copper)
Reserves (a) & Mineralized Material (b)

12/31/14
Mineralized Material (b)
by Geographical Region


North America 47%
South America 21%
11% Africa
Indonesia 21%

(a) *Preliminary estimate of recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 83 billion pounds net to FCX's interest.*

(b) *Preliminary estimate of consolidated contained copper resources using a long-term copper price of $2.20/lb.* ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

Deepwater Gulf of Mexico Focus Areas

Development/Exploration Project Inventory

Asset Area	Net Unrisked Resource Potential (Billion BOE)
Green Canyon Area	1.9
Marlin/Horn Mountain Area	0.6
Vito Area	1.0
Keathley Canyon Area	1.2
Deepwater GOM Total	4.7


Louisiana
Dorado
Marlin
Viosca
King
Ram Powell
Horn Mountain
Mississippi Canyon
KOQV
Vito
Power Nap
Sun
Green Canyon
Holstein Deep
Holstein
Atwater Valley
East Breaks
Garden Banks
Diana
Heidelberg
Hoover
Keathley Canyon
Lucius
Alaminos Canyon
Walker Ridge
Facilities
Development
Exploration
FM O&G Leases

Quarterly Oil & Gas Operating Summary

4Q 2014 Oil & Gas Margins by Region

Operating Margin	California	Haynesville/ Madden/ Other	GOM	Consolidated
Realized Revenue per BOE	$62.34	$22.89	$60.97	$59.95
Cash Production Costs per BOE	34.12	13.63	17.93	21.93
Cash Operating Margin per BOE	$28.22	$9.26	$43.04	$38.02

4Q 2014 Oil & Gas Sales by Region

California


38
Oil
MBOE/D

Includes ~ 6 MMcf/d of natural gas

Haynesville/ Madden/Other


138
Gas
MMCFE/D

Includes ~ 3 MMcfe/d of Liquids

GOM


56
Oil
MBOE/D
86
Gas
MMCF/D

Includes ~ 6 MBbls/d of NGLs and ~ 13 MBOE/d for Shelf

NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues exclude noncash mark-to-market adjustments on derivative contracts and cash production costs exclude accretion and other costs. In addition, derivative contacts for FCX's oil and gas operations are managed on a consolidated basis; accordingly realized revenues per BOE for the regions do not reflect adjustments for these amounts. For a reconciliation of realized revenues and cash production costs per BOE to applicable amounts reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 4Q14 press release, which is available on FCX's website.

FREEPORT-McMoRAN

STRENGTH IN RESOURCES

2015e Oil & Gas Operating Estimates



California

Operating Cost: $32/bbl
Pricing: Brent Based

Madden & Haynesville

Operating Cost: $2.15/Mcfe
Pricing: NYMEX

Gulf of Mexico

Operating Cost: $13/bbl
Pricing: HLS/NYMEX

2015e Oil & Gas Sales by Region

California



39
Oil
MBOE/D

Includes ~7 MMcf/d of natural gas

Haynesville/ Madden/Other



130
Gas
MMCFE/D

Includes ~2 MMcfe/d of Liquids

GOM



72
Oil
MBOE/D
117
Gas
MMCF/D

Includes ~7 MBbls/d of NGLs and GOM Shelf/ILT production

NOTE: Operating costs exclude DD&A and G&A. DD&A (including accretion) is expected to approximate $38/BOE. Oil realizations are expected to approximate 86% of Brent for 2015e before hedging. e = estimate. See Cautionary Statement.

Preliminary SEC Oil & Gas Proved Reserves

390 MMBOE as of 12/31/14

Excludes Positive Results from Highlander & Holstein Deep Achieved in Late 2014*

By Category


PDNP
13%
PDP
50%
PUD
37%

By Region


GOM
43%
California
39%
18%
Haynesville/
Other

By Commodity 6:1 Ratio


Oil
71%
3%
NGLs
Gas
26%

NOTE: The preliminary proved oil and gas reserves presented were determined using the methods prescribed by the U.S. Securities and Exchange Commission, which require the use of an average price, calculated as the twelve-month historical average of the first-day-of-the-month West Texas Intermediate spot oil price of $94.99 per barrel and Henry Hub spot natural gas price of $4.35 per million British thermal units, as adjusted for location and quality differentials by area, and were held constant throughout the lives of the properties unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

** Results are expected to be reflected in future reserve reports.*

Reserves & Resource Potential

Year-end 2014 Proved Reserves & Net Unrisked Resource Potential


0.15
0.4
Reserves
Resource
California (Billion BOE)
0.14 (2)
4.7
Reserves
Resource
Deepwater GOM (Billion BOE)
N/A (2)
12.2
Reserves
Resource
Inboard Lower Tertiary (Tcfe)
0.4
5.0
Reserves
Resource
Haynesville/Other (Tcfe)
N/A
3.3
Reserves
Resource
International (Billion BOE)

Cash Margin $47/BOE

Cash Margin $72/BOE (1)

Cash Margin N/A

Cash Margin $2.47/Mcfe

Cash Margin N/A

Note: SEC end of year 2014 proved reserves. Total resource potential includes unrisked proved, probable, possible, development and exploration. Cash margin for the twelve-month period ended December 31, 2014.

(1) Deepwater GOM only. Including Shelf, GOM cash margin totaled $64/BOE for 2014.

(2) Excludes positive results from Holstein Deep and Highlander achieved in late 2014. Results are expected to be reflected in future reserve reports.

FCX Debt Maturities as of 12/31/14

(US$ billions)

Total Debt & Cash at 12/31/14
(US$ billions)

FCX Term Loan	$ 3.1
FCX Sr. Notes	12.0
FM O&G Senior Notes	2.6
Other	1.3
Total Debt	$19.0
Consolidated Cash	$ 0.5


$10
$8
$6
$4
$2
$0
$0
$0.65
$1.45
$3.7
$1.2
$1.7
$0.9
$2.5
$6.9
FM O&G 6.875% Sr. Notes
FCX 3.875%, 5.45%, 4.55% & 5.4% Sr. Notes and FMC Sr. Notes
2015 *
2016
Term Loan
2017
FCX 2.15% & 2.30% Sr. Notes & Term Loan
2018
FCX 2.375% Sr. Notes & Term Loan
2019 *
FM O&G 6.125% Sr. Notes
2020
FCX 3.1% Sr. Notes FM O&G 6.5% Sr. Notes
2021
FCX 4% Sr. Notes FM O&G 6.625% Sr. Notes
2022
FCX 3.55% Sr. Notes FM O&G 6.75% Sr. Notes
Thereafter

** For purposes of this schedule, maturities of uncommitted lines of credit and other short term lines are included in FCX's revolver balance which matures in 2019.*

Adjusted EBITDA Reconciliation

(in millions)

	Q4 2014	Year 2014
Net loss attributable to common stock	$(2,852)	$(1,308)
Interest expense, net	147	630
Provision for income taxes	(710)	324
Depreciation, depletion and amortization	939	3,863
Impairment of oil and gas properties and goodwill	5,146	5,454
Net noncash MTM gains on oil and gas derivative contracts	(497)	(627)
Gains on sales of assets	(671)	(717)
Other special items (2)	45	113
Gains on early extinguishment of debt	(10)	(73)
Other income, net	12	(36)
Preferred dividends attributable to redeemable noncontrolling interest	10	40
Net income attributable to noncontrolling interests	107	523
Equity in affiliated companies' net earnings	(3)	(3)
Adjusted EBITDA (1)	**$1,663**	**$8,183**

(1) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate them differently.

(2) Other special items include charges associated with early rig termination and inventory write offs at our oil and gas operations ($37 million for Q4 and the year 2014) and net adjustments to environmental obligations and related litigation reserves ($8 million in Q4 2014 and $76 million for the year 2014).

Site Operating Costs by Category

Consolidated


Materials
35%
Manpower
32%
Other
7%
Energy
20%
6%
Acid
2014


36%
31%
11%
16%
6%
2015e

Note: e = estimate. See Cautionary Statement.